Exhibit 4.1.2


                                                               EXECUTION VERSION


                               Dated 24 May, 2006



                        GRANITE FINANCE FUNDING 2 LIMITED
                                  as Funding 2




                            GRANITE MASTER ISSUER PLC
                                as Master Issuer



                              THE BANK OF NEW YORK
                          as Funding 2 Security Trustee



                                 CITIBANK, N.A.
                                  as Agent Bank





        ----------------------------------------------------------------

                             LOAN TRANCHE SUPPLEMENT

        ----------------------------------------------------------------

                                  SIDLEY AUSTIN
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

THIS LOAN TRANCHE SUPPLEMENT is dated 24 May, 2006 between:

(1) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Funding 2;

(2) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(3) THE BANK OF NEW YORK, acting through its office at 48th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the Agent Bank.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Global Intercompany Loan Agreement entered into between the parties hereto on 19 January, 2005. This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Global Intercompany Loan Agreement.

Loan Tranche: The Series 2006-2 Class A1 Notes will fund the Series 2006-2 AAA (Class A1) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i) Loan Tranche Rating:         AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)430,851,064
      Balance:

5.    (i) Closing Date:                24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date each Monthly Payment Date falling in
                                       April, July, October and January of each year beginning in July 2006 (or, if such date is not a London Business Day, the next following London Business Day), up to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in April
                                       2031.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits.

11.   Relevant Margin:                 -0.0117 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.1266 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

        Controlled Repayment Dates                Target Balance:
        Loan Payment Date occurring
        in:
                                                            (GBP)

               July 2006                             381,864,725

               October 2006                          310,828,734

               January 2007                          242,621,069

               April 2007                            177,129,121

               July 2007                             114,244,762

               October 2007                           53,864,169

               January 2008                                    0

               April 2008                                      0

               July 2008                                       0

               October 2008                                    0

               January 2009                                    0

               April 2009                                      0

               July 2009                                       0

               October 2009                                    0

               January 2010                                    0

               April 2010                                      0

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class A2 Notes will fund the Series 2006-2 AAA (Class A2) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)204,359,673
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche               Interest In respect of the first Loan
            Reset Dates:               Tranche Interest Reset Date, the Loan
                                       Tranche Interest Commencement Date and,
                                       for each subsequent Loan Tranche Interest
                                       Reset Date, the Monthly Payment Date
                                       falling in January, April, July and
                                       October of each year (or, if such date is not a London Business Day, the next following London Business Day) or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event, each Monthly Payment Date of each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day), in each case, up to, and
                                       including, the Final Repayment Date.

6.    Final Repayment Date:            The Loan Payment Date falling in April
                                       2031.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 -0.0064 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011.

13.   Relevant Margin following        +0.1436 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                             181,124,655

               October 2006                          147,431,128

               January 2007                          115,079,123

               April 2007                             84,015,226

               July 2007                              54,188,150

               October 2007                           25,548,652

               January 2008                                    0

               April 2008                                      0

               July 2008                                       0

               October 2008                                    0

               January 2009                                    0

               April 2009                                      0

               July 2009                                       0

               October 2009                                    0

               January 2010                                    0

               April 2010                                      0

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class A3 Notes will fund the Series 2006-2 AAA (Class A3) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)70,000,000
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in April
                                       2031.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.03 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.06 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                              62,041,232

               October 2006                           50,500,076

               January 2007                           39,418,435

               April 2007                             28,778,015

               July 2007                              18,561,248

               October 2007                            8,751,265

               January 2008                                    0

               April 2008                                      0

               July 2008                                       0

               October 2008                                    0

               January 2009                                    0

               April 2009                                      0

               July 2009                                       0

               October 2009                                    0

               January 2010                                    0

               April 2010                                      0

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class A4 Notes will fund the Series 2006-2 AAA (Class A4) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)678,191,489
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.0311 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.2122 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                             678,191,489

               October 2006                          678,191,489

               January 2007                          678,191,489

               April 2007                            678,191,489

               July 2007                             678,191,489

               October 2007                          678,191,489

               January 2008                          678,191,489

               April 2008                            616,528,210

               July 2008                             535,710,506

               October 2008                          458,110,591

               January 2009                          383,600,349

               April 2009                            312,056,762

               July 2009                             243,361,713

               October 2009                          177,401,786

               January 2010                          114,068,080

               April 2010                             53,256,031

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class A5 Notes will fund the Series 2006-2 AAA (Class A5) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)926,430,518
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 + 0.0695 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.2890 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                             926,430,518

               October 2006                          926,430,518

               January 2007                          926,430,518

               April 2007                            926,430,518

               July 2007                             926,430,518

               October 2007                          926,430,518

               January 2008                          926,430,518

               April 2008                            926,430,518

               July 2008                             926,430,518

               October 2008                          926,430,518

               January 2009                          926,430,518

               April 2009                            926,430,518

               July 2009                             926,430,518

               October 2009                          926,430,518

               January 2010                          926,430,518

               April 2010                            926,430,518

               July 2010                             919,310,065

               October 2010                          841,562,550

               January 2011                          766,910,583

               April 2011                            695,230,916

               July 2011                             632,660,133

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class A6 Notes will fund the Series 2006-2 AAA (Class A6) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AAA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)500,000,000
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.11 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2013

13.   Relevant Margin following        +0.22 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 AAA Class A6 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2013 and any Loan Payment Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class B1 Notes will fund the Series 2006-2 AA (Class B1) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)15,425,532
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.0651 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.2802 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                              15,425,532

               October 2006                           15,425,532

               January 2007                           15,425,532

               April 2007                             15,425,532

               July 2007                              15,425,532

               October 2007                           15,425,532

               January 2008                           12,086,361

               April 2008                                      0

               July 2008                                       0

               October 2008                                    0

               January 2009                                    0

               April 2009                                      0

               July 2009                                       0

               October 2009                                    0

               January 2010                                    0

               April 2010                                      0

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class B2 Notes will fund the Series 2006-2 AA (Class B2) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)19,148,936
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.1386 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.4272 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 AA Class B2 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2011 and any Loan Payment Date thereafter.

20.   Other terms and special Not Applicable conditions:

Loan Tranche: The Series 2006-2 Class B3 Notes will fund the Series 2006-2 AA (Class B3) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        AA

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)25,544,959
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.1160 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.3820 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 AA Class B3 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2011 and any Loan Payment Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class M1 Notes will fund the Series 2006-2 A (Class M1) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        A

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)13,297,872
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.1753 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.5006 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Controlled Amortisation

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Applicable
      Repayment Loan Tranche:

          Controlled Repayment Dates              Target Balance:
         Loan Payment Date occurring
                     in:
                                                            (GBP)

               July 2006                              13,297,872

               October 2006                           13,297,872

               January 2007                           13,297,872

               April 2007                             13,297,872

               July 2007                              13,297,872

               October 2007                           13,297,872

               January 2008                           10,419,277

               April 2008                                      0

               July 2008                                       0

               October 2008                                    0

               January 2009                                    0

               April 2009                                      0

               July 2009                                       0

               October 2009                                    0

               January 2010                                    0

               April 2010                                      0

               July 2010                                       0

               October 2010                                    0

               January 2011                                    0

               April 2011                                      0

               July 2011                                       0

               October 2011                                    0

               January 2012                                    0

               April 2012                                      0

               July 2012                                       0

               October 2012                                    0

               January 2013                                    0

               April 2013                                      0

               July 2013                                       0

19.   Details relating to              Not Applicable
      Pass-through Loan Tranches:

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class M2 Notes will fund the Series 2006-2 A (Class M2) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        A

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)13,297,872
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.2434 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.6368 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 A Class M2 Loan Tranche will become due on the Loan Payment Date falling in July 2011 and any Loan Payment
                                       Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class M3 Notes will fund the Series 2006-2 A (Class M3) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        A

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)23,841,962
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.2210 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.5920 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 A Class M3 Loan Tranche will become due on the Loan Payment Date falling in July 2011 and any Loan Payment
                                       Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class M4 Notes will fund the Series 2006-2 A (Class M4) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        A

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)10,000,000
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054.

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.23 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.46 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 A Class M4 Loan Tranche will become due on the Loan Payment Date falling in July 2011 and any Loan Payment
                                       Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class C1 Notes will fund the Series 2006-2 BBB (Class C1) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        BBB

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)39,893,617
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii)Loan Tranche Interest       In respect of the first Loan Tranche
           Reset Dates:                Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.5032 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +1.1564 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 BBB Class C1 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2011 and any Loan Payment Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class C2 Notes will fund the Series 2006-2 BBB (Class C2) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        BBB

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)37,465,940
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.4770 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +1.0000 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 BBB Class C2 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2011 and any Loan Payment Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Loan Tranche: The Series 2006-2 Class C3 Notes will fund the Series 2006-2 BBB (Class C3) Loan Tranche which shall have the following terms:


1.    Borrower:                        Granite Finance Funding 2 Limited

2.    Lender:                          Granite Master Issuer plc

3.    (i)  Loan Tranche Rating:        BBB

      (ii) Series Number:              Series 2006-2

4.    Initial Outstanding Principal    (GBP)12,000,000
      Balance:

5.    (i)  Closing Date:               24 May, 2006

      (ii) Loan Tranche Interest       24 May, 2006
           Commencement Date:

      (iii) Loan Tranche Interest      In respect of the first Loan Tranche
            Reset Dates:               Interest Reset Date, the Loan Tranche
                                       Interest Commencement Date and, for each subsequent Loan Tranche Interest Reset
                                       Date, the Monthly Payment Date falling in
                                       January, April, July and October of each year (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) or, following the earlier
                                       to occur of the Step-Up Date in relation to this Loan Tranche or a Pass-Through
                                       Trigger Event, each Monthly Payment Date of each year (or, if such date is not a London Business Day, the next following
                                       London Business Day), in each case, up
                                       to, and including, the Final Repayment
                                       Date.

6.    Final Repayment Date:            The Loan Payment Date falling in December
                                       2054

7.    Loan Payment Dates:              Each Monthly Payment Date in each year
                                       (or, if such date is not a London
                                       Business Day, the next following London
                                       Business Day) up to and including the
                                       Final Repayment Date.

8.    Initial Relevant Screen Rate:    The linear interpolation of one month
                                       sterling LIBOR and two month sterling
                                       LIBOR.

9.    Relevant Screen Rate:            LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

10.   Loan Reference Rate:             LIBOR for three-month sterling deposits
                                       or, following the earlier to occur of the Step-Up Date in relation to this Loan
                                       Tranche or a Pass-Through Trigger Event,
                                       LIBOR for one-month sterling deposits.

11.   Relevant Margin:                 +0.47 per cent. per annum

12.   Step-Up Date:                    The Loan Payment Date occurring in July
                                       2011

13.   Relevant Margin following        +0.94 per cent. per annum
      Step-Up Date:

14.   Redemption/Payment Basis:        Pass-through

15.   Change of Redemption/Payment     Not Applicable
      Basis:

16.   Details relating to Bullet       Not Applicable
      Loan Tranche:

17.   Details relating to Scheduled    Not Applicable
      Repayment Loan Tranche:

18.   Details relating to Controlled   Not Applicable
      Repayment Loan Tranche:

19.   Details relating to              Applicable
      Pass-through Loan Tranches:
                                       The Series 2006-2 BBB Class C3 Loan
                                       Tranche will become due on the Loan
                                       Payment Date falling in July 2011 and any Loan Payment Date thereafter.

20.   Other terms and special          Not Applicable
      conditions:

Confirmations:

Funding 2 confirms that:

(a) no Funding 2 Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement;

(b) the representations and warranties set out in Clause 13 (Representations and Warranties of Funding 2) of the Global Intercompany Loan Agreement are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there is no debit balance on the Funding 2 Principal Deficiency Ledger.

The Master Issuer confirms that:

(a) no Issuer Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement; and

(b) the aggregate amount of the Loan Tranches to be made on the Closing Date specified in this Loan Tranche Supplement and any Loan Tranches outstanding on such Closing Date do not exceed the Total Credit Commitment.

                                 EXECUTION PAGE
                           for Loan Tranche Supplement


as Funding 2
EXECUTED for and on behalf of                   )
GRANITE FINANCE FUNDING 2 LIMITED               )
by                                              )

/s/ S. Tyson
-------------------------


Name: Sharon Tyson
      Representing L.D.C. Securitisation Director No. 2 Limited







as Master Issuer
EXECUTED for and on behalf of                   )
GRANITE MASTER ISSUER PLC                       )
by                                              )

/s/ S. Tyson
-------------------------


Name: Sharon Tyson
      Representing L.D.C. Securitisation Director No. 2 Limited





as Funding 2 Security Trustee
EXECUTED for and on behalf of                   )
THE BANK OF NEW YORK                            )
by                                              )

/s/ Kate Russell
-------------------------


Name: Kate Russell
      Vice President





as Agent Bank
EXECUTED for and on behalf of                   )
CITIBANK, N.A.                                  )
by                                              )

/s/ Georgia Mitchell
-------------------------


Name: Georgia Mitchell